Consolidated Schedule of Investments (unaudited)	iShares® Gold Strategy ETF
July 31, 2022	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper

AT&T Inc., 2.70%, 09/13/22(a)	$1,300	$1,295,533
Banco Santander SA, 2.30%, 08/03/22(a)	1,200	1,199,617
BASF SE, 2.55%, 09/22/22(a)	1,300	1,294,951
Credit Agricole Corporate & Investment Bank/New York, 2.37%, 09/01/22(a)	1,200	1,197,315
DZ Bank AG Deutsche Zentral-Genossenschaftsbank Frankfurt Am Main, 2.32%, 08/19/22(a)	1,300	1,298,242
Fairway Finance Co. LLC, 2.37%, 08/26/22(a)	1,113	1,110,941
Federation des Caisses Desjardins du Quebec, 2.81%, 10/25/22(a)	1,400	1,390,442
Fiserv Inc., 2.94%, 10/20/22(a)	1,300	1,291,239
FMS Wertmanagement, 2.54%, 09/26/22(a)	250	249,047
Korea Development Bank/New York NY, 2.31%, 08/08/22(a)	1,200	1,199,232
Lime Funding LLC, 2.59%, 09/23/22(a)	1,000	996,053
Mizuho Bank Ltd. /Singapore, 2.69%, 10/17/22(a)	1,300	1,292,278
Mont Blanc Capital Corp., 2.64%, 09/20/22(a)	1,300	1,295,215
Nasdaq Inc., 2.52%, 08/17/22(a)	1,400	1,398,142
National Securities Clearing Corp., 2.32%, 08/23/22(a)	1,300	1,297,912
Nieuw Amsterdam Receivables Corp. BV, 2.71%, 09/29/22(a)	700	696,833
PSP Capital Inc., 2.64%, 10/13/22(a)	1,300	1,292,788
Pure Grove Funding, 2.71%, 10/17/22(a)	1,300	1,292,105
Shinhan Bank/New York, 2.38%, 09/07/22(a)	1,300	1,296,566
Skandinaviska Enskilda Banken AB, 1.87%, 09/01/22, (SOFR + 0.340%)(b)(c)	1,400	1,400,070
TELUS Corp., 2.64%, 08/25/22(a)	1,200	1,197,627
TransCanada PipeLines Ltd.
2.55%, 08/05/22(a)	700	699,653
2.74%, 09/20/22(a)	1,300	1,294,781
Verizon Communications Inc., 2.71%, 09/13/22(a)	250	249,136
Victory Receivables Corp., 2.37%, 09/26/22	250	248,926

Total Commercial Paper — 68.4%
(Cost: $27,483,170)		27,474,644

Grantor Trust

iShares Gold Trust (d)(e)	264	8,839,363

Total Grantor Trust — 22.0%
(Cost: $8,706,818)		8,839,363
Security	Par/ Shares (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 7.5%
U.S. Treasury Bill, 2.16%, 08/30/22(a)	$3,000	$2,994,853

Total U.S. Government Obligations — 7.5%
(Cost: $2,996,157)		2,994,853

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(f)	1,110	1,110,000

Total Money Market Funds — 2.7%
(Cost: $1,110,000)		1,110,000

Total Investments in Securities — 100.6%
(Cost: $40,296,145)		40,418,860

Liabilities in Excess of Other Assets — (0.6)%		(257,907)

Net Assets — 100.0%		$40,160,953

(a)	Rates are discount rates or a range of discount rates as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Affiliate of the Fund.

(e)	Non-income producing security.

(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$23,797,000	$—	$(22,687,000	)(a)	$—	$—	$1,110,000	1,110	$19,513	$—
iShares Gold Trust	5,542,262	6,107,583	(2,496,256)		(99,956)	(214,270)	8,839,363	264	—	—
					$(99,956)	$(214,270)	$9,949,363		$19,513	$—

(a)	Represents net amount purchased (sold).

Consolidated Schedule of Investments (unaudited) (continued)	iShares® Gold Strategy ETF
July 31, 2022

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Gold 100 OZ	172	12/28/22	$30,647	$668,346

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Commercial Paper	$—	$27,474,644	$—	$27,474,644
U.S. Government Obligations	—	2,994,853	—	2,994,853
Grantor Trust	8,839,363	—	—	8,839,363
Money Market Funds	1,110,000	—	—	1,110,000
	$9,949,363	$30,469,497	$—	$40,418,860
Derivative financial instruments(a)
Assets
Futures Contracts	$668,346	$—	$—	$668,346

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Portfolio Abbreviations - Fixed Income

SOFR	Secured Overnight Financing Rate

2